                    OFFER TO BUY AND BILL OF SALE AGREEMENT

        This Offer to Buy and Bill of Sale Agreement ("Agreement") is made and entered into as of the Agreement Date (defined in Paragraph 1 below) by and between Motorola, Inc. a Delaware corporation, having an office at 1301 East Algonquin Road, Schaumburg, Illinois 60196 ("Motorola"), and Champion Communication Services, Inc. a (corporation) - Cross Out Two, with its principal office at Houston, Texas ("Buyer").

        Motorola and Buyer agree as follows:

                                BACKGROUND FACTS

A. Motorola has engaged providing community repeater ("CR") communication service to one or more users of that type of communications service in the Western U.S. area.

B. Buyer desires to make an offer to purchase the CR assets of Motorola that are listed in Exhibit A ("Property"). This document constitutes Buyer's offer to purchase the property and, if accepted by Motorola in accordance with Paragraph 1 below, this document will constitute the Offer to Buy and Bill of Sale Agreement between Buyer and Motorola whereby Buyer will purchase the property from Motorola.

                     OFFER TO PURCHASE TERMS AND CONDITIONS

1.      (a)     Buyer knows that Motorola may receive other offers to purchase the Property from other potential purchasers. Buyer acknowledges that until Motorola enters into a legally binding contract to sell the Property, Motorola reserves the right, in its sole discretion, to reject or disregard, now or at anytime in the future, each or any offer to purchase the property that Motorola receives from any prospective purchaser, including Buyer.

        (b) When the Schaumburg, Illinois office of the General Manager of Motorola's U.S. Domestic Network Services Division ("General Manager") has in hand an original of this Agreement that has been executed by Buyer, that shall constitute an offer by Buyer to purchase the Property from Motorola. That document shall not become a binding contract between Buyer and Motorola until the date, if any, the General Manager accepts this Agreement by sending to Buyer from the General Manager's Office a fully executed copy of the Agreement that has been signed by the General Manager ("Agreement Date"). No act or omission by Motorola which occurs prior to the Agreement Date can be characterized by anyone to either constitute acceptance of this Agreement by Motorola or otherwise create a claim in anyone related in any way to the subject matter of this Agreement.

2.        (a)   For and in consideration of Buyer's payment of the amount set forth in paragraph 3 below, Motorola agrees to sell to buyer the Property listed on Exhibit A. The Closing Date for the purchase and sale of the Property shall be December 1, 1994 ("Closing Date").

        (b) On the Closing Date, Motorola will deliver to Buyer title to the Property free and clear of all financial liens and encumbrances, charges or title retention, or other security arrangements.

3. As full payment for the property buyer shall pay Motorola an amount equal to the sum of twenty two thousand four hundred ($22,400) Dollars ("Purchase Price"). On the Closing Date, Buyer shall pay Motorola the Purchase Price in cash by certified check. That payment shall be a condition precedent to Motorola's obligation to sell the Property to Buyer on the Closing Date.

4. All property is sold F.O.B. its current physical location (e.g. antenna site) as of the Closing Date. Buyer is responsible for all costs and arrangements associated with transferring the Property to Buyer, including, if applicable, dismantling the Property (including labor and material), and loading, transporting, and removing it from the F.O.B. point. Buyer assumes sole responsibility for safety in securing the load(s), and for clearing up any debris generated by Buyer's actions in loading or removing the property from F.O.B. point.

5. Buyer shall comply with all federal, state, local, and OSHA regulations. While at any Motorola site, Buyer shall comply with all Motorola's rules which may be imposed from time to time.

6. (a) WITH THE EXCEPTION OF THE WARRANTY OF TITLE STATED IN PARAGRAPH 2B ABOVE, MOTOROLA SELLS ALL OF THE PROPERTY "AS IS - WHERE IS", AND MAKES NO GUARANTY, WARRANTY, OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO CHARACTER, QUALITY, CONDITION, WEIGHT, SIZE, OR DESCRIPTION OF ANY PROPERTY, ITS MERCHANTABILITY, ITS FITNESS FOR ANY USE OR PURPOSE, OR OTHERWISE.

        (b) BUYER AGREES THAT FULL OPPORTUNITY WAS GIVEN TO MAKE INSPECTION OF THE PROPERTY AT BUYER'S SOLE EXPENSE. FAILURE TO INSPECT WILL NOT CONSTITUTE GROUNDS FOR ANY CLAIMS AGAINST MOTOROLA OR ITS ASSIGNS. BUYER ACKNOWLEDGES THAT A USER SUMMARY MAY CONTAIN ERRORS AND OMISSIONS.

        (c) MOTOROLA MAKES NO REPRESENTATION OR WARRANTY ABOUT THE PAST PROFITABILITY OR LOSSES OR REVENUE OR EXPENSES IN THE BUSINESS OPERATION WHICH USED THE PROPERTY, AND MOTOROLA ALSO MAKES NO REPRESENTATION OR WARRANTY ABOUT THE POSSIBLE CONTRIBUTION (OR LACK OF IT) ANY OR ALL OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, EACH USER SUMMARY OR ANY INFORMATION MOTOROLA PROVIDES WHICH RELATES IN ANY WAY TO A USER SUMMARY) MIGHT MAKE TO BUYER'S REVENUE, EXPENSES, PROFITABILITY OR LOSSES SHOULD BUYER USE THE PROPERTY IN A SIMILAR BUSINESS ENTERPRISE OR OTHERWISE.

7. Buyer agrees that Motorola will not be required to make available any documentation, reports, drawings, or instruction manuals of the Property.

8. The purchase price set forth in Paragraph 3 herein is exclusive of, and buyer shall be responsible for, all taxes, levies, assessments, and the like arising out of, or in any way connected with, this Agreement or the sale, dismantling, loading, transportation, removal, possession, or use of the Property.

9. Subject to Paragraph 10, risk of loss, damage or destruction of the Property or any part thereof from any cause shall be upon Motorola until the Closing Date. In the event the Property or any material part thereof is lost, damaged or destroyed when the risk of loss is upon Motorola, Buyer shall have the right to terminate this Agreement by written notice to Motorola and upon such termination, there shall be no further liability on the part of either party under this Agreement. However, if only a portion (i.e. less than fifty percent (50%) of the total value of the property) of the property is lost, damaged or destroyed as aforesaid, Buyer will be obligated to consummate the purchase of the remaining property and the value of the Property that is lost, damaged or destroyed shall be deducted from the purchase price. Notwithstanding the foregoing, if the Property is damaged or destroyed as a direct result of the negligence of Buyer, Buyer shall, at Motorola's option, repair or replace the damaged or destroyed Property.

10. If the property shall, at Motorola's discretion, be loaded and held for payment, risk of loss shall pass to Buyer upon such loading or the Closing Date, whichever occurs earlier, and other costs that may accrue in respect to such loading will be for Buyer's account.

11.     (a)     Buyer acknowledges that Motorola Does not warrant that any of the current users of any CR reflected in any User Summary or otherwise will continue to use, now or in the future, any CR Property being purchased by Buyer. Likewise, Motorola makes no representation that any CR communication service user agreement between Motorola and any CR user will assigned to Buyer or continued in force for any time period whatsoever.

        (b) Buyer also acknowledges that Motorola has not made any representation of any kind regarding Buyer's potential costs of CR operation or use or future availability of antenna sites that may relate in anyway to Buyer's use of any CR. In that regard, Buyer understands that this Agreement does not now and will not at anytime in the future, create in Buyer any right, title or interest in or any claim whatsoever to any antenna site where any item Property to be sold may be located.

12.     (a)     Motorola shall be excused for any delay in performance due to acts of God, war, riot, insurrection, fires, floods, accidents, strikes, differences with workers delays in transportation, shortage of fuel, labor or material, or other circumstances or cause beyond the control of Motorola in reasonable conduct of the business.

        (b) IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AGREEMENT.

13. There are no understandings between the parties hereto as to the subject matter of this Agreement other than as set forth herein. All previous communications about the subject matter of this Agreement, either oral or written, are hereby abrogated and withdrawn, and this Agreement constitutes the entire agreement between the parties. No terms, conditions, understandings, or agreements purporting to modify or vary the terms of this document shall be binding unless hereafter made in writing and signed by both parties hereto. Buyer may not assign this Agreement or any of its interest or rights under this Agreement without Motorola's prior written consent. Buyer acknowledges that this Agreement does not effect in any way, any other contract for Motorola products or services between Buyer and Motorola, if any, and it does not create any express or implied obligations on Motorola to establish any other contractual relationships with Buyer.

14. THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN ILLINOIS; AND THIS AGREEMENT INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS ENFORCEMENT OR BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS, AND ASSIGNS, AND MAY BE EXECUTED IN TWO OR MORE

DUPLICATE ORIGINALS, EACH OF WHICH SHALL TOGETHER CONSTITUTE ONE AND THE SAME AGREEMENT.

15. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions hereof.

16. The following exhibits are attached hereto and incorporated into this Agreement by this reference:

        A.      Detailed List of CR Assets; User Summary(s)

        Each of the parties to this Agreement have executed this Agreement on the execution dates shown below. The parties agree that the effective date of this Agreement shall be the Agreement Date.

Champion Communication Services Inc.       MOTOROLA, INC.

Buyer                                      Motorola
Execution Date:      11/24/94              Execution Date:  11-29-94
                ------------------                         ---------------------

By:  /s/ DAVID A. TERMAN                   By:  /s/ JOE VESTAL
   -------------------------------            ----------------------------------
                                             Joe Vestal, V.P., General Manager
                                             U.S. Domestic Network Services
                                             Division

Title:  President
      ----------------------------

By:
   -------------------------------
 Corporate Secretary / Witness
 (as applicable)

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:                           LOT: RB14
                ------------------------

Motorola's Initials: /s/ [ILLEGIBLE]
                    --------------------

                                                             APPROX.     APPROX.    A/S      BASE      TX/RX
COUNTY       CITY        CR NAME         ST      P/L. NO.    NO. CUST.  NO. UNITS   RENT    STATION    SYSTEM     FREQ.
EL DORADO              EL DORADO 02      CA       04563C        2         13         D        YES       YES      851.5875

            TOTAL NUMBER OF CR'S 1       MARKET VALUE:
                                ---

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:                           LOT: RB22
                ------------------------

Motorolas Initials: /s/ [ILLEGIBLE]
                   ---------------------

                                                              APPROX.    APPROX.    A/S      BASE      TX/RX
COUNTY       CITY        CR NAME         ST      P/L NO.     NO. CUST.  NO. UNITS   RENT    STATION    SYSTEM     FREQ.
SACRAMENTO  SACRAMENTO PARK PLACE 01     CA       08013C        3         38         M        YES       NO       851.5625
SACRAMENTO  SACRAMENTO PARK PLACE 02     CA       08014C        8         51         M        YES       NO       461.6750
SACRAMENTO  SACRAMENTO PARK PLACE 05     CA       08017C        4         41         M        YES       NO       854.1625

            TOTAL NUMBER OF CR'S 3                MARKET VALUE:
                                ---

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters

Buyers Initials:
                ----------------------
                                         LOT:  RB23
Motorola's Initials: /s/ [ILLEGIBLE]
                    ------------------


                         APPROX.       APPROX.     A/S          BASE      TX/RX
COUNTY       CITY        CR NAME         ST       P/L NO.     NO. CUST.  NO. UNITS   RENT    STATION    SYSTEM     FREQ.
SACRAMENTO  SACRAMENTO PINE HILL O1      CA       04564C        6          38         M        YES       NO       461.0500
SACRAMENTO  SACRAMENTO PINE HILL 02      CA       08052C        3          31         M        YES       NO       463.2500

                       TOTAL NUMBER OF CR'S       2             MARKET VALUE:
                                                 ---

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repeaters



Buyers Initials:
                --------------------
                                         LOT RB34
Motorola's Initials: /s/ [ILLEGIBLE]
                    ----------------

                                                               APPROX.    APPROX.      AS       BASE    TX/RX
COUNTY       CITY        CR NAME              ST    P/L NO.   NO. CUST.  NO. UNITS    RENT    STATION   SYSTEM     FREQ.
SOLANO      VACAVILLE  VACA CENTRAL 07 NO. 2  CA     04568C      4          37         M        YES      NO      463.6750
SOLANO      VACAVILLE  VACA CENTRAL 08 NO. 2  CA     04569C      2          20         M        YES      NO      489.8375
SOLANO      VACAVILLE  VACA CENTRAL 09        CA     04570C      1          5          M        YES      NO      463.8250
SOLANO      VACAVILLE  VACA CENTRAL 12 NO. 1  CA     04573C      3          15         M        YES      NO      490.2125
SOLANO      VACAVILLE  VACA SOUTH 04          CA     04707C      4          27         M        YES      NO      462.0250
SOLANO      VACAVILLE  VACA SOUTH 15          CA     04709C      4          31         M        YES      NO      484.9125
SOLANO      VACAVILLE  VACA SOUTH 17          CA     04711C      6          44         M        YES      NO      851.7125
SOLANO      VACAVILLE  VACA SOUTH 19          CA     04713C      6          48         M        YES      NO      489.4125
SOLANO      VACAVILLE  VACA SOUTH 21          CA     04715C      4          29         M        YES      NO      852.3125


            TOTAL NUMBER OF CR'S  9        MARKET VALUE:
                                 ---

EXHIBIT A - To Offer to Buy and Bill of Sale Agreement
List of Community Repealers

Buyers Initials:                           LOT: RB2
                ----------------------

Motorola's Initials: /s/ [ILLEGIBLE]
                    ------------------

                                                             APPROX.     APPROX.       A/S      BASE      TX/RX
COUNTY       CITY        CR NAME         ST      P/L NO.     NO. CUST.  NO. UNITS      RENT    STATION    SYSTEM     FREQ.
VADA                   BANNER MTN 01     CA       04543C        4         16         MOTOROLA    YES       NO       462.6750

            TOTAL NUMBER OF CR'S 1       MARKET VALUE:                    MIN.
                                 -